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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934




Date of Report (Date of earliest event reported)      November 11, 2003
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                                 Accessity Corp.
             (Exact name of registrant as specified in its charter)


          New York                     0-21467                  11-2750412
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(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)



                12514 West Atlantic Boulevard                 33071
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          (Address of principal executive offices)         (Zip Code)


Registrant's telephone number, including area code        (954) 752-6161
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         (Former name or former address, if changed since last report.)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) EXHIBITS

      99.1 Press release issued by the Registrant on November 11, 2003 filed herein.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 11, 2003 the Registrant reported in a press release its financial results for the period ended September 30, 2003.





                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        driversshield.com


                                    By: /s/ Barry Siegel
                                        -----------------------------------
                                        Name:  Barry Siegel
                                        Title:  Chairman of the Board, Secretary
                                        Chief Executive Officer


Date: November 14, 2003



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                                 EXHIBITS INDEX



99.1   Press release issued by the Registrant on November 11, 2003 filed herein.



























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